Exhibit 99.1

GrowLife Announces Relisting to OTCBB

SEATTLE, Wash.--(BUSINESS WIRE)—February 18, 2016 -- GrowLife, Inc. (OTCBB: PHOT), one of the nation’s most recognized cultivation service providers, today announced that its common stock has resumed quotation on the OTC Bulletin Board after receiving clearance from the Financial Industry Regulatory Authority (“FINRA”) on its Form 15c2-11.

“GrowLife was notified yesterday that FINRA approved a market maker who filed a 15c2-11 in August 2014,” stated Marco Hegyi, President of GrowLife.  “We are pleased to clear this important hurdle of restoring trading in GrowLife on the OTCBB.  Re-listing on the OTCBB will allow us to enhance liquidity in the stock and attract additional market makers and institutional investors.  We plan to expeditiously apply for uplisting on the OTCQB to further these goals.”

Mr. Hegyi continued, “I am grateful to our shareholders, investors and partners who have stood by us during this challenging time.  We will continue to work towards increasing shareholder value, and will now get back to strengthening the indoor growing industry.”

For more information about GrowLife, please visit: www.growlifeinc.com. Additional commentary on the Company as well as the industry is also provided on Mr. Hegyi’s blog.

About GrowLife, Inc.

GrowLife, Inc. (PHOT) (www.growlifeinc.com) aims to become the nation’s largest cultivation service provider for cultivating organics, herbs and greens and plant-based medicines. Our mission is to best serve more cultivators in the design, build-out and expansion of their facilities with products of high quality, exceptional value and competitive price. Through a nationwide network of local representative, regional centers and its e-Commerce team, GrowLife provides essential goods and services including media (farming soil), industry-leading hydroponics equipment, plant nutrients, and thousands more products to specialty grow operations in 17 states. GrowLife is headquartered in Seattle, WA and was founded in 2012.

Cautionary Language Concerning Forward-Looking Statements

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for GrowLife’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in GrowLife’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include statements regarding future sales, costs and market acceptance of products as well as regulatory actions at the State or Federal level. For a more detailed description of the risk factors and uncertainties affecting GrowLife, Inc. please refer to the Company’s Securities and Exchange Commission filings, which are available at www.sec.gov. GrowLife, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Marco Hegyi

GrowLife, Inc.

Media Relations/Investor Relations:

GrowLife Communication Team

866-781-5559

info@growlifeinc.com